UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 23, 2007

Westpac Securitisation Management Pty Limited

(Exact Name of Registrant as Specified in its Charter)

Australia

(State or Other Jurisdiction of Incorporation)

333-140399	Not Applicable
(Commission File Numbers)	(Registrant’s I.R.S. Employer Identification Nos.)

Level 20, 275 Kent Street Sydney, NSW 2000, Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

(011) 61(2)-8253-1502

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The audited consolidated financial statements and related financial statement schedule of Westpac Banking Corporation (“Westpac”) for the fiscal year ended September 30, 2006, contained in the Annual Report on Form 20-F of Westpac Banking Corporation, which was filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2006; is incorporated by reference in this Form 8-K and in the preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) relating to the Series 2007-1G WST Trust.

In connection with the issuance of the notes, the Registrant is filing herewith the consent of PricewaterhouseCoopers (“PWC”) to the use of their name and the incorporation by reference of their report in the Registration Statement of the Registrant (Registration No. 333-140399) an in the Preliminary Prospectus Supplement. The consent of PWC is attached hereto as Exhibit 23.1.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2007	WESTPAC SECURITISATION MANAGEMENT PTY LIMITED

	By:	/s/ James O’Dwyer
	Name:	James O’Dwyer
	Title:	Manager Securitisation Specialist Services

EXHIBIT INDEX

Exhibit No:	Description:
23.1	Consent of Independent Registered Public Accounting Firm